UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2022

BLUE STAR FOODS CORP.

(Exact name of registrant as specified in charter)

Delaware	000-55903	82-4270040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 NW 109th Avenue Miami, Florida	33172
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 633-5565

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	BSFC	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Reference is made to the disclosure set forth under Item 5.02 below, which disclosure is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth under Item 5.02 below, which disclosure is incorporated herein by reference.

The issuances of the options under the Director Service Agreement are exempt from registration under Section 4(a)(2) of Securities Act of 1933, as amended, as transactions by an issuer not involving any public offering.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Operating Officer

On April 19, 2022, the Board of Directors (the “Board”) of the Blue Star Foods Corp., a Delaware corporation (the “Company”) appointed Miozotis Ponce as Chief Operating Officer of the Company.

Ms. Ponce, 52, was the Company’s Vice President of Operations since May 2012, where she has led sales and marketing and operations. Prior thereto, from June 2005, Ms. Ponce served as Operations Manager. Ms. Ponce joined the Company in June 2004 as Customer Service Director and has over 25 years of experience in the food industry. Ms. Ponce holds an AA in Business from Miami Dade Community College.

There are no arrangements or understandings between Ms. Miozotis and any other person pursuant to which they were appointed as an officer. Ms. Miozotis does not have any family relationships with any of the Company’s directors or executive officers. There are no transactions and no proposed transactions between Ms. Miozotis and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Increase in Board Size

On April 20, 2022, in accordance with the Company’s bylaws, the number of directors constituting the Board was increased from five directors to seven directors and, effective as of April 20, 2022, Silva Alana and Juan Carlos Dalto were appointed directors to fill the vacancies created by such increase.

New Directors

Silvia Alana, 38, has been chief financial officer of the Company since May 2021. Ms. Alana was the corporate controller of the Company from August 2020 to May 2021. Prior thereto, Ms. Alana was Global Technical Accounting Manager at Brightstar Corporation from April 2018 to July 2020 and Audit Manager at Crowe Horwath, LLP from July 2016 to April 2018. Ms. Alana was a Senior Accountant in Global Accounting and Reporting Services at Carnival Corporation & Plc., from May 2013 to February 2015, and an Auditor in Assurance at Pricewaterhouse Coopers, LLP, from January 2010 to May 2013. Ms. Alana graduated from Florida International University with a Bachelor degree in Accounting in 2008 and a Master of Accounting in 2009. Ms. Alana is a Certified Public Accountant. Ms. Alana’s experience with the Company’s operations led to her appointment as a director.

Juan Carlos Dalto, 57, has been the president of Dole Sunshine Company-Dole Packaged Foods, LLC, since January 2021, where he leads business development for North and Latin America of the Dole packaged fruits business,. From March 2017 to December 2020, Mr. Dalto was regional chief executive officer of Savencia Fromage & Dairy Latin America where he led business development in the production, imports, distribution and marketing of dairy products. Prior thereto, among other positions, Mr. Dalto held various international executive positions with Danone, a world leading food company. Mr. Dalto has an industrial engineer degree from the Instituto Tecnológico de Buenos Aires – ITBA (Argentina), with post-graduate executive studies on strategic marketing from Adam Smith Open University (Buenos Aires, Argentina) and the University of Michigan, and on leadership from the London Business School. Mr. Dalto’s extensive knowledge and experience in the food industry, sustainability and business development, led to his appointment as a director.

There are no arrangements or understandings between either of Ms. Alana or Mr. Dalto and any other person pursuant to which either of them was appointed as a director. In addition, there are no family relationships between either of Ms. Alana or Mr. Dalto and any of the Company’s other officers or directors. Except as set forth herein, there are no transactions and no proposed transactions between either of Ms. Alana or Mr. Dalto and the Company that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Director Service Agreement

On April 20, 2022, the Company entered into a one-year director service agreement with each of John Keeler, Nubar Herian, Jeffrey Guzy, Timothy McLellan, Trond Ringstad, Silvia Alana and Juan Carlos Dalto (representing all of the current members of the Board), which agreement will automatically renew for successive one-year terms unless either party notifies the other of its desire not to renew the agreement at least 30 days prior to the end of the then current term, or unless earlier terminated in accordance with the terms of the agreement. As compensation for serving on the Board, each director will be entitled to a $25,000 annual stock grant and for serving on a Committee of the Board, an additional $5,000 annual stock grant, both based upon the closing sales price of the common stock on the last trading day of the calendar year. Each director who serves as chairman of the Audit Committee, Compensation Committee and Nominating and Governance Committee will be entitled to an additional $15,000, $10,000 and $7,500 annual stock grant, respectively. As additional consideration for such Board service, on April 20, 2022, each director was granted a five-year option to purchase 25,000 shares of the Company’s common stock at an exercise price of $2.00 per share, which shares will vest in equal quarterly installments of 1,250 shares during the term of the option. The agreement also includes customary confidentiality provisions and one-year non-competition and non-solicitation provisions.

The members of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are Jeffrey Guzy, Chairman, and Trond Ringstad and Timothy McLellan.

The foregoing summary of the Director Service Agreement is not complete and is qualified in its entirety by reference to the Form of Director Service Agreement, a copy of which is filed hereto as Exhibit 10.66 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 25, 2022, the Company issued a press release announcing the appointment of Silvia Alana and Juan Carlos Dalto as directors. The text of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information included in this Item 7.01 and in the press release attached as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall any such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibit No.	Description

	10.66	Form of Director Service Agreement
	99.1	Press Release
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 25, 2022	BLUE STAR FOODS CORP.

	By:	/s/ John Keeler
John Keeler
Executive Chairman and Chief Executive Officer